Other Information	6 Months Ended
Jun. 30, 2019
Other Information [Abstract]
Other Information
Other Information

7.1 Balances and transactions with related parties

Transactions with shareholders

Consultation services

In 2008 and 2009, Affinitas and Rocket Internet SE (“Rocket”) entered into two agreements. Under these agreements, Rocket is obliged to render consulting services to Affinitas in business, professional and/or technical areas and programming services. Affinitas is obliged to pay Rocket fees for the services rendered under the agreements, which are calculated on the basis of the incurred costs of Rocket plus expenses. For the six months ended June 30, 2019 and 2018, Spark Networks recorded costs of €24 thousand and €12 thousand, respectively. There were no payables due to Rocket as of June 30, 2019 and December 31, 2018.

Shareholder loans

During the year ended December 31, 2016, the Company entered into loans with some of its shareholders and managing directors. There were no amounts outstanding as of June 30, 2019 and December 31, 2018, and the amount of interest incurred during the six months ended June 30, 2019 and 2018 was €0 thousand and €127 thousand, respectively. The loan was fully repaid in March 2018. Refer to Note 4.6.

Shareholder payments

Per the terms of the Affinitas / Spark Merger, Affinitas’ shareholders received a cash payout of €5,730 thousand in the first half of 2018. This payout included payments to Affinitas Phantom Share GmbH, Rocket and David Khalil of €1,641 thousand, €1,377 thousand and €25 thousand, respectively.

Affinitas Phantom Share GmbH

On April 20, 2012, eHarmony, Inc. (“eH”) in its capacity as a shareholder of Affinitas GmbH, granted a shareholder loan to Affinitas Phantom Share GmbH (“APS”) in the amount of €213 thousand (the “eH Shareholder Loan”) for the purpose of financing certain payments made by APS in connection with the formation of APS. On March 3, 2013, eH assigned the eH Shareholder Loan to Affinitas GmbH. The eH Shareholder Loan and all interest was fully repaid by APS on August 23, 2018. As of December 31, 2018, APS beneficially owned approximately 14% of the ordinary shares of the Company and was jointly controlled by David Khalil and Lukas Brosseder.

MLLNNL, LLC

The acquired subsidiary Spark had multiple, ongoing engagements with MLLNNL, LLC (“Mllnnl”), a marketing agency that employs, and was co-founded by, an employee of the Group’s wholly-owned subsidiary, Smooch Labs. Expenses related to Mllnnl appear in the consolidated results following the Affinitas / Spark Merger in November 2017. For the six months ended June 30, 2019 and 2018, the Group has expensed €187 thousand and €155 thousand, respectively, for services performed by Mllnnl.

Management Services Agreement with PEAK6

In August 2016, Spark entered into a purchase agreement with PEAK6 pursuant to which Spark issued and sold to PEAK6 an aggregate of 5,000,000 shares of common stock of Spark at a purchase price of $1.55 per share. Spark also issued the Spark Warrant to PEAK6 to purchase up to 7,500,000 shares of common stock of Spark at an exercise price of $1.74 per share pursuant to the terms of a warrant agreement. Upon consummation of the merger between Affinitas and Spark, all of the shares subject to the Spark Warrant vested immediately prior to the closing of the merger, and the Spark Warrant expired upon the closing of the merger.

In connection with the execution of the PEAK6 purchase agreement, Spark entered into a management services agreement dated as of August 9, 2016 with PEAK6 (the “Management Services Agreement”), pursuant to which PEAK6 provides certain marketing, technology, strategy, development and other services to Spark over a five-year term, for a cash fee of $1.5 million per year (the “Management Fee”), which was paid on a quarterly basis in an amount of $375 thousand per quarter. On November 2, 2017, in connection with the consummation of the merger between Affinitas and Spark, Spark and PEAK6 mutually agreed to terminate the Management Services Agreement effective December 31, 2017. As consideration for the termination, Spark paid PEAK6 an amount equal to $2.4 million (€2.0 million) in January 2018 in full satisfaction of any obligation or liability of Spark to PEAK6 for payments due to PEAK6 under the termination agreement.

Consulting Agreement with PEAK6

In March 2018, Spark Networks entered into a consulting agreement dated as of March 9, 2018 with PEAK6 (the “Consulting Agreement”), pursuant to which PEAK6 provides certain technology and infrastructure advice and information gathering services and other services to Spark Networks. The Consulting Agreement can be terminated by either party upon 30 days’ notice. Under the Consulting Agreement, PEAK6 is not entitled to any fees or other amounts. PEAK6 has not provided any services to Spark Networks under the Consulting Agreement during the six months ended June 30, 2019.

7.2 Contingent Liabilities

Pending legal proceedings

City of Santa Monica, California – City Attorney General Investigation

On May 16, 2016, representatives from Spark met with representatives from a cross-jurisdictional working group consisting of consumer fraud attorneys from the City of Santa Monica and offices of the District Attorney from the counties of Los Angeles, Santa Cruz, Santa Clara and San Diego (“Cross Jurisdictional Group”). This meeting was held at the request of the Cross Jurisdictional Group, as a “pre-filing” meeting to explain and potentially resolve issues over auto-renewal disclosures by the Spark websites. The Cross Jurisdictional Group alleges that the Spark websites violate California law on disclosure of auto-renewal terms and ability to cancel auto-renewal. They also claim that the Spark websites violate California dating contract statues, which (where applicable) require a three day right to cancel. The Cross Jurisdictional Group sent a voluntary document request to the company on June 2, 2016. The company cooperated with the Cross Jurisdictional Group and provided information in response to the voluntary request. The Cross Jurisdictional Group has indicated that it would like the company to change its disclosures in certain respects, and that it intends to seek the payment of a penalty in an unspecified amount. In response to these disclosure requests, the company has made changes. On December 1, 2017, the company received a settlement communication from the City of Santa Monica and offices of the District Attorney, proposing settlement terms including payment of civil penalties, restitution to consumers, investigative costs and legal fees in a maximum amount of $1.6 million (€1.3 million). The proposal was accepted by Spark and a final judgment was received on October 3, 2018. The Group made payments of $76 thousand (€67 thousand) for restitution to consumers and administrative fees in 2018 and recognized a financial liability of $575 thousand (€502 thousand) at December 31, 2018 for civil penalties and investigative costs to be paid per the terms of the final judgment. Spark made a payment of $575 thousand (€512 thousand) in the first quarter of 2019 in full satisfaction of its obligation. Management believes that this matter is fully resolved as of June 30, 2019.

Trademarks

Trademarks are an important element in running online dating websites. Given the large number of markets and brands, Spark Networks is dealing with oppositions to its trademark from time to time. As of June 30, 2019, there are several ongoing national procedures which affect trademarks within Germany, France, Finland, Sweden, the United Kingdom and Benelux. The procedures are expected to continue for more than 12 months. Outcome is unforeseeable as of the reporting date.

We have additional existing legal claims and may encounter future legal claims in the normal course of business. In our opinion, the resolutions of the existing legal claims are not expected to have a material impact on our financial position or results of operations.

We intend to defend vigorously against each of the ongoing lawsuits above. At this time, management does not believe the above matters, either individually or in the aggregate, will have a material adverse effect on the Group’s results of operations or financial condition and believes the recorded legal provisions as of June 30, 2019 are adequate in light of the probable and estimable liabilities. However, no assurance can be given that these matters will be resolved in our favor.
7.3 Events after the reporting date
Spark Networks acquires Zoosk, Inc.

On July 1, 2019, Spark Networks acquired Zoosk, Inc. Zoosk is a global online dating platform, utilizing proprietary technology to connect members located in countries around the world both online and via its mobile apps.

Under the terms of the agreement, Spark Networks acquired 100% of Zoosk’s shares with a combination of cash and Spark Networks ADSs, valuing Zoosk at approximately $258 million based on the closing price of Spark Networks ADSs on June 28, 2019.

Spark Networks issued 12.98 million ADSs to former Zoosk shareholders valued at approximately $153 million based on the closing price of Spark Networks ADSs of $11.78 on June 28, 2019. Additionally, the merger agreement provides for cash consideration of $105 million, subject to adjustment (which will be funded through borrowings under the Senior Secured Facilities Agreement (as defined below)).

Entry into $125 million Senior Secured Facilities Agreement.

On July 1, 2019, in connection with the acquisition of Zoosk, Spark Networks entered into a Loan Agreement with Zoosk, Spark Networks, Inc., the subsidiary guarantors party thereto, the lenders party thereto and Blue Torch Finance LLC, as administrative agent and collateral agent (the "Senior Secured Facilities Agreement") that provides for senior secured term loans of $120 million and a senior secured revolving facility of $5 million.

Borrowings under the Senior Secured Facilities Agreement accrue interest at a rate per annum equal to the LIBOR Rate (as defined in the Senior Secured Facilities Agreement) plus 8.00%, or the Base Rate (as defined in the Senior Secured Facilities Agreement) plus 7.00%, as the case may be. Borrowings under the Senior Secured Facilities Agreement mature on July 1, 2023 and are secured by substantially all of the assets of Spark Networks SE, Spark Networks, Inc., Zoosk, and their respective subsidiary guarantors.

The Senior Secured Facilities Agreement contains customary representations, warranties, events of default and covenants, including limitations on incurrences of debt and liens, restricted payments and investments, mergers and financial covenants including quarterly testing of a maximum First Lien Net Leverage Ratio and a minimum Fixed Charge Coverage Ratio (each as defined in the Senior Secured Facilities Agreement) and monthly testing of a minimum liquidity covenant.

On July 1, 2019, borrowings under the Senior Secured Facilities Agreement were used to repay in full the Company’s outstanding borrowings under the Facilities. The Company expects to use additional borrowings under the Senior Secured Facilities Agreement to fund the cash portion of the purchase price of the acquisition of Zoosk.